UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 4, 2022 (March 30, 2022)

Date of Report (Date of earliest event reported)

Redwoods Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41340	86-2727441
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1115 Broadway, 12th Floor New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 916-5315

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units	RWODU	The Nasdaq Stock Market LLC
Common Stock	RWOD	The Nasdaq Stock Market LLC
Warrants	RWODW	The Nasdaq Stock Market LLC
Rights	RWODR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 30, 2022, the registration statement on Form S-1 (File No. 333-263407) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Redwoods Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated March 30, 2022, by and between the Company and Chardan Capital Markets, LLC;

●	Warrant Agreement, dated March 30, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Rights Agreement, dated March 30, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Unit Purchase Option, dated April 4, 2022, issued by the Company to Chardan Capital Markets, LLC;

●	Letter Agreements, dated March 30, 2022, by and between the Company and each of the Company’s officers, directors and initial stockholders;

●	Investment Management Trust Agreement, dated March 30, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Stock Escrow Agreement, dated March 30, 2022, by and among the Company, Continental Stock Transfer & Trust Company and the initial stockholders of the Company;

●	Registration Rights Agreement, dated March 30, 2022, by and among the Company, the initial stockholders of the Company and Chardan Capital Markets, LLC;

●	Subscription Agreement, dated March 30, 2022, by and between the Company and Redwoods Capital LLC;

●	Subscription Agreement, dated March 30, 2022, by and between the Company and Chardan Capital Markets, LLC;

●	Indemnity Agreements, dated March 30, 2022, by and between the Company and each of the directors and officers of the Company; and

●	Administrative Services Agreement, dated March 30, 2022, by and between the Company and Redwoods Capital LLC.

On April 4, 2022, the Company consummated the IPO of 10,000,000 units (the “Units”). Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), one redeemable warrant (“Warrant”) entitling the holder thereof to purchase one share of Common Stock at a price of $11.50 per share and one right (“Right”) to receive one-tenth (1/10) of one share of Common Stock upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000.

Simultaneously with the closing of the IPO, the Company issued to Chardan Capital Markets, LLC (“Chardan”), for an aggregate of $100.00, an option (the “UPO”) to purchase 300,000 Units. The UPO will be exercisable at any time, in whole or in part, commencing on the later of the consummation of the Company’s initial business combination and six months from the effective date of the Registration Statement and expiring on the fifth anniversary of the effective date of the Registration Statement, at a price of $11.50 per Unit. The UPO grants to holders demand and “piggy back” rights for periods of five and seven years, respectively, from the effective date of the Registration Statement with respect to the securities underlying the UPO.

As of April 4, 2022, a total of $101,000,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of April 4, 2022, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Redwoods Capital LLC (the “sponsor”) and Chardan of 377,500 units and 100,000 units, respectively (the “Private Units”), generating total proceeds of $4,775,000.

The Private Units are identical to the Units sold in the IPO, except that the private warrants will be non-redeemable and may be exercised on a cashless basis, in each case so long as they continue to be held by their initial purchasers or their permitted transferees. The sponsor and Chardan agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. For so long as they are held by Chardan and/or its designees, the Private Units will not be exercisable more than five years from the effective date of the Registration Statement in accordance with FINRA Rule 5110(g)(8)(A). The holders of the Private Units were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 30, 2022, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 30, 2022, by and between the Company and Chardan Capital Markets, LLC

3.1	Amended and Restated Certificate of Incorporation

4.1	Warrant Agreement, dated March 30, 2022, by and between the Company and Continental Stock Transfer & Trust Company

4.2	Rights Agreement, dated March 30, 2022, by and between the Company and Continental Stock Transfer & Trust Company

4.3	Unit Purchase Option, dated April 4, 2022, issued by the Company to Chardan Capital Markets, LLC

10.1	Letter Agreements, dated March 30, 2022, by and between the Company and each of the Company’s officers, directors and initial stockholders

10.2	Investment Management Trust Agreement, dated March 30, 2022, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Stock Escrow Agreement, dated March 30, 2022, by and among the Company, Continental Stock Transfer & Trust Company and the initial stockholders of the Company

10.4	Registration Rights Agreement, dated March 30, 2022, by and among the Company, the initial stockholders of the Company and Chardan Capital Markets, LLC

10.5	Subscription Agreement, dated March 30, 2022, by and between the Company and Redwoods Capital LLC

10.6	Subscription Agreement, dated March 30, 2022, by and between the Company and Chardan Capital Markets, LLC

10.7	Indemnity Agreements, dated March 30, 2022, by and between the Company and each of the directors and officers of the Company

10.8	Administrative Services Agreement, dated March 30, 2022, by and between the Company and Redwoods Capital LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2022

REDWOODS ACQUISITION CORP.

By:	/s/ Jiande Chen
Name:	Jiande Chen
Title:	Chief Executive Officer

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